UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 11, 2010
___________

GRAYSON BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-30535 (Commission File Number)	54-1647596 (I.R.S. Employer Identification No.)
113 West Main Street Independence, Virginia (Address of principal executive offices)	24348 (Zip Code)
Registrant’s telephone number, including area code:  (276) 773-2811

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

Grayson Bankshares, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 11, 2010 (the “Annual Meeting”).  At the Annual Meeting, the shareholders of the Company elected four directors to serve for three-year terms and ratified the Company’s appointment of Elliott Davis, LLC as its independent registered public accounting firm for the fiscal year ending December 31, 2010.  The voting results for each proposal are as follows:

1.           To elect four directors to serve for terms of three years each expiring at the 2013 annual meeting of shareholders:

	For	Withhold
Julian L. Givens	1,005,151	121,332
Carl J. Richardson	1,114,179	12,304
Jean W. Lindsey	1,114,988	11,495
Hayden H. Horney	1,113,844	12,639

2.           To ratify the appointment of Elliott Davis, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010:

For	Against	Abstain
1,101,068	-	25,415

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             GRAYSON BANKSHARES, INC.
             (Registrant)

Date:  May 14, 2010                                                                                                             By:   /s/Blake M. Edwards
       Blake M. Edwards
       Chief Financial Officer